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                                                                   Exhibit 10.19

               AMENDMENT NUMBER TWO TO LOAN AND SECURITY AGREEMENT

         This Amendment Number Two to Loan and Security Agreement ("Amendment") is entered into as of July __, 2002, by and between Greyhound Lines, Inc., a Delaware corporation ("Borrower"), on the one hand, and the various financial institutions that are or may from time to time become parties to the Agreement referred to below (collectively, the "Lenders" and each individually a "Lender"), and Foothill Capital Corporation, a California corporation, as agent for the Lenders ("Agent"), on the other hand, in light of the following:

         A. Borrower, Lenders, and Agent have previously entered into that certain Loan and Security Agreement, dated as of October 24, 2000 (as amended or modified, from time to time, the "Agreement").

         B. Borrower, Lenders, and Agent desire to amend the Agreement as provided for and on the conditions herein.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Lenders, and Agent hereby amend and supplement the Agreement as follows:

         1. DEFINITIONS. All initially capitalized terms used in this Amendment shall have the meanings given to them in the Agreement unless specifically defined herein.

         2. AMENDMENTS.

            (a) Section 3.4 of the Agreement is hereby amended and restated in its entirety to read as follows:

                  3.4 TERM. This Agreement shall become effective upon the execution and delivery hereof by Borrower and the Lender Group and shall continue in full force and effect for a term ending on the earlier of (a) October 24, 2004 (the "Maturity Date"), or (b) termination hereof by the Lender Group pursuant to Section 9.1(b) following an Event of Default.

            (b) Subsection (i) of Section 2.2(a) of the Agreement is hereby amended and restated in its entirety to read as follows:

                  (i) Subject to the terms and conditions of this Agreement, Agent agrees to issue letters of credit for the account of Borrower (each, an "L/C") or to issue guarantees of payment (each such guaranty, an "L/C Guaranty") with respect to letters of credit issued by Issuer for the account of Borrower, in an aggregate undrawn and unreimbursed amount not to exceed on any date the least of (x) the


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         Borrowing Base less the aggregate amount of all Advances outstanding on such date, (y) the Maximum Revolving Amount less the aggregate amount of all Advances outstanding on such date, and (z) $50,000,000.

         3. REPRESENTATIONS AND WARRANTIES. Borrower hereby affirms to Agent and the Lenders that all of Borrower's representations and warranties set forth in the Agreement are true, complete and accurate in all material respects as of the date hereof (except to the extent that such representations and warranties relate solely to an earlier event).

         4. NO DEFAULTS. Borrower hereby affirms to Agent and the Lenders that no Event of Default has occurred and is continuing as of the date hereof.

         5. CONDITIONS PRECEDENT. The effectiveness of this Amendment is expressly conditioned upon the following:

            (a) Payment by Borrower to Agent, for the ratable benefit of the Lenders, of an amendment fee in the aggregate amount of $468,750, such fee to be charged to Borrower's loan account pursuant to Section 2.7(e) of the Agreement; and

            (b) Receipt by Agent of a copy of this Amendment executed by Borrower and Lenders.

         6. CONDITION SUBSEQUENT. As a condition subsequent to the effectiveness of this Amendment, Borrower shall perform or cause to be performed the following (the failure by Borrower to so perform or cause to be performed shall permit the Agent to create a reserve against the Borrowing Base under Section 2.1(a)(y) after September __, 2002, by such amount as determined by Agent in its sole discretion):

            (a) Within 60 days of the date of this Amendment, Borrower shall have delivered to Agent endorsements to the policies of title insurance with respect to the Core Real Property Collateral and amendments to Mortgages, the form and substance of which shall be reasonably satisfactory to Agent and its counsel.

         7. COSTS AND EXPENSES. Borrower shall pay to Agent all of Agent's reasonable out-of-pocket costs and expenses (including, without limitation, the fees and expenses of its counsel, which counsel may include any local counsel deemed necessary, search fees, filing and recording fees, documentation fees, title insurance endorsement, and other fees) arising in connection with the preparation, execution, and delivery of this Amendment and all related documents.

         8. LIMITED EFFECT. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Agreement, the terms and provisions of this Amendment shall govern. In all other respects, the Agreement, as amended and supplemented hereby, shall remain in full force and effect.

         9. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties on separate


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counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment. This Amendment shall become effective upon the execution of a counterpart of this Amendment by each of the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

                                  FOOTHILL CAPITAL CORPORATION,
                                  as Agent and as a Lender

                                  By:
                                     ------------------------------------------
                                           Name: Kevin Belanger
                                           Title: Vice President


                                  CONGRESS FINANCIAL CORPORATION,
                                  as a Lender

                                  By:
                                      -----------------------------------------
                                           Name: Paul Truax
                                           Title: Vice President


                                  FLEET CAPITAL CORPORATION,
                                  as a Lender

                                  By:
                                     ------------------------------------------
                                           Name:
                                           Title:

                                  TRANSAMERICA BUSINESS CAPITAL CORPORATION, as a Lender

                                  By:
                                     ------------------------------------------
                                           Name: Ari Kaplan
                                           Title: Vice President


                                  GREYHOUND LINES, INC.

                                  By:
                                     ------------------------------------------
                                           Name:    Craig R. Lentzsch
                                           Title:   President and Chief
                                                     Executive Officer



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         Each of the undersigned has executed a Continuing Guaranty in favor of the Lender Group (as defined in each Continuing Guaranty) respecting the obligations of Greyhound Lines, Inc., a Delaware corporation ("Borrower") owing to the Lender Group. Each of the undersigned acknowledges the terms of the above Amendment and reaffirms and agrees that its Continuing Guaranty remains in full force and effect; nothing in such Continuing Guaranty obligates the Lender Group to notify the undersigned of any changes in the financial accommodations made available to Borrower or to seek reaffirmations of the Continuing Guaranty; and no requirement to so notify the undersigned or to seek reaffirmations in the future shall be implied by the execution of this reaffirmation.

                                ATLANTIC GREYHOUND LINES OF VIRGINIA, INC., a Virginia corporation


                                By:
                                   --------------------------------------------
                                Name:    Craig R. Lentzsch
                                Title:   Chairman of the Board and President
                                           and Chief Executive Officer


                                SISTEMA INTERNACIONAL DE TRANSPORTE DE
                                  AUTOBUSES, INC., a Delaware corporation


                                By:
                                   --------------------------------------------
                                Name:    Cheryl W. Farmer
                                Title:   Senior Vice President and Chief
                                            Financial Officer



                                GLI HOLDING COMPANY,
                                a Delaware corporation


                                By:
                                   --------------------------------------------
                                Name:    Craig R. Lentzsch
                                Title:   President and Chief Executive Officer



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                                TEXAS, NEW MEXICO & OKLAHOMA COACHES, INC.,
                                a Delaware corporation


                                By:
                                   --------------------------------------------
                                Name:    Craig R. Lentzsch
                                Title:   Chief Executive Officer


                                VERMONT TRANSIT CO., INC.,
                                a Vermont corporation


                                By:
                                   --------------------------------------------
                                Name:    Craig R. Lentzsch
                                Title:   President and Chief Executive Officer


                                T.N.M. & O. TOURS, INC.,
                                a Texas corporation


                                By:
                                   --------------------------------------------
                                Name:    Craig R. Lentzsch
                                Title:   Chief Executive Officer


                                ROCKFORD COACH LINES, L.L.C.,
                                a Delaware limited liability company


                                By:
                                   --------------------------------------------
                                Name:    Craig R. Lentzsch
                                Title:   President and Chief Executive Officer


                                ASI ASSOCIATES, INC.,
                                a Hawaii corporation


                                By:
                                   --------------------------------------------
                                Name:    Craig R. Lentzsch
                                Title:   President


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                                CAROLINA COACH COMPANY,
                                a Virginia corporation


                                By:
                                   --------------------------------------------
                                Name:    Craig R. Lentzsch
                                Title:   Chief Executive Officer


                                SEASHORE TRANSPORTATION COMPANY,
                                a North Carolina corporation


                                By:
                                   --------------------------------------------
                                Name:    Craig R. Lentzsch
                                Title:   Chief Executive Officer


                                LSX DELIVERY, L.L.C.,
                                a Delaware limited liability company


                                By:
                                   --------------------------------------------
                                Name:    Craig R. Lentzsch
                                Title:   Chairman of the Board


                                VALLEY GARAGE COMPANY,
                                a Texas corporation


                                By:
                                   --------------------------------------------
                                Name:    Craig R. Lentzsch
                                Title:   Chief Executive Officer


                                VALLEY TRANSIT CO., INC.,
                                a Texas corporation


                                By:
                                   --------------------------------------------
                                Name:    Craig R. Lentzsch
                                Title:   Chief Executive Officer



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                                ON TIME DELIVERY SERVICE, INC.,
                                a Minnesota corporation


                                By:
                                   --------------------------------------------
                                Name:    Craig R. Lentzsch
                                Title:   Chief Executive Officer




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